Oryx Midstream Holdings LLC and Subsidiaries Condensed Consolidated Financial Report As of and for the Six Months Ended June 30, 2021 Exhibit 99.2

    C O N T E N T S Page Condensed Consolidated Financial Statements Condensed Consolidated Balance Sheet ....................................................................................................... 1 Condensed Consolidated Statement of Operations ..................................................................................... 2 Condensed Consolidated Statement of Changes in Member’s Equity ...................................................... 3 Condensed Consolidated Statement of Cash Flows ..................................................................................... 4 Notes to Condensed Consolidated Financial Statements ....................................................................... 5-10 Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Unaudited Condensed Consolidated Balance Sheet June 30, 2021 (in thousands) The Notes to Unaudited Condensed Consolidated Financial Statements are an integral part of this statement. 1 CURRENT ASSETS Cash and cash equivalents 18,463$ Accounts receivable 50,724 Accounts receivable - related party 839 Prepaid and other current assets 5,153 Total current assets 75,179 Property and equipment, net 1,448,735 Other property and equipment, net 2,255 Equity method investment 128,396 Other assets 3,067 Intangibles, net 1,972,058 TOTAL ASSETS 3,629,690$ CURRENT LIABILITIES Accounts payable 11,535$ Accounts payable - related party 1,908 Accrued expenses 39,206 Current maturities of long-term debt 15,000 Current portion of interest rate swap 18,323 Total current liabilities 85,972 LONG-TERM LIABILITIES Long-term debt, net 1,411,856 Revolving debt - Interest rate swap 22,856 Other long-term liabilities 2,367 TOTAL LIABILITIES 1,523,051 MEMBER'S EQUITY 2,106,639 TOTAL LIABILITIES AND MEMBER'S EQUITY 3,629,690$ LIABILITIES AND MEMBER'S EQUITY   Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Unaudited Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 2021 (in thousands) The Notes to Condensed Consolidated Financial Statements are an integral part of this statement. 2 REVENUE Transportation and gathering 145,520$ Sale of crude oil 95,679 Other 3,563 Total revenue 244,762 COST OF GOODS SOLD 92,693 EXPENSES Trucking and lease capacity fees 9,232 Depreciation and amortization expense 78,966 Compensation expense 10,052 Operating expenses 11,462 General and administrative expenses 7,482 Stock compensation expense allocated from parent 5,098 Total expenses 122,292 INCOME FROM EQUITY METHOD INVESTMENT 3,959 INCOME FROM OPERATIONS 33,736 OTHER INCOME (EXPENSE) Interest income 2 Interest expense (27,725) Other expense, net (114) Total other expense (27,837) NET INCOME BEFORE STATE INCOME TAX BENEFIT 5,899 STATE INCOME TAX BENEFIT (2,028) NET INCOME 7,927$   Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Unaudited Condensed Consolidated Statement of Changes in Member’s Equity For the Six Months Ended June 30, 2021 (in thousands) The Notes to Unaudited Condensed Consolidated Financial Statements are an integral part of this statement. 3 BALANCE, January 1, 2021 2,093,614$ Stock based compensation allocated from parent 5,098 Net income 7,927 BALANCE, June 30, 2021 2,106,639$   Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Unaudited Condensed Consolidated Statement of Cash Flows For the Six Months Ended June 30, 2021 (in thousands) The Notes to Unaudited Condensed Consolidated Financial Statements are an integral part of this statement. 4 CASH FLOWS FROM OPERATING ACTIVITIES Net income 7,927$ Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization expense 78,966 Amortization of deferred financing costs 4,039 Income from equity method investment (3,959) Gain on interest rate swap (17,567) Stock compensation allocated from parent 5,098 Gain on electricity contract (4,567) Changes in operating assets and liabilities: Accounts receivable (11,771) Accounts receivable - related party 85 Inventory 2,250 Prepaid and other current assets 1,213 Other noncurrent assets 171 Accounts payable and accrued expenses 7,345 Accounts payable - related party 1,685 Net cash provided by operating activities 70,915 CASH FLOWS FROM INVESTING ACTIVITIES Distributions from equity method investment 4,578 Capital expenditures (35,093) Proceeds from disposition of assets 75 Net cash used in investing activities (30,440) CASH FLOWS FROM FINANCING ACTIVITIES Repayments - term loan (7,500) Repayments - revolving credit facility (30,000) Net cash used in financing activities (37,500) Net change in cash, cash equivalents and restricted cash 2,975 CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period 15,488 CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period 18,463$ NONCASH INVESTING AND FINANCING ACTIVITIES Capital expenditures accrued in accounts payable and accrued expenses 13,285$ SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION Cash paid for interest 31,812$ Cash paid for income taxes 245$   Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 5    Note 1. Organization and Basis of Presentation Oryx Midstream Holdings LLC and Subsidiaries (collectively, “we,” “us,” or the “Company”) is a Delaware Limited Liability Company formed on March 25, 2019, and is governed by an Amended and Restated Limited Liability Company Agreement (“LLC Agreement”). The Company is wholly owned by Middle Cadence Holdings LLC (“Member” or “Middle Cadence”), which in turn is controlled by Stonepeak Infrastructure Partners LP (“Stonepeak”). A nine-member Board of Managers governs the actions of the Company. Under the terms of the LLC Agreement, the Company may dissolve through the election of a majority of the Board of Managers, disposition of all assets of the Company or from a decree by a court requiring the winding up, dissolution or termination of the Company. During interim periods, the Company follows the same accounting policies disclosed in the Consolidated Financial Statements for the year ended December 31, 2020, except for any new accounting pronouncements adopted during the period. The unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2021, are prepared in conformity with U.S. generally accepted accounting principles, or GAAP, for interim reporting by the SEC. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments, including normal recurring adjustments, necessary for a fair statement of the unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2021, have been recorded. All intercompany transactions have been eliminated in consolidation. The Company has a noncontrolling interest in a joint venture, which is accounted for as an equity method investment. Note 2. Summary of Significant Accounting Policies Revenue Recognition Revenue Allocated to Remaining Performance Obligations The following table represents our estimated revenue allocated to remaining performance obligations for contracted revenue that has not yet been recognized. These values represent our “contractually committed” revenue as of June 30, 2021, that we will invoice and recognize in future periods (in thousands): Year Estimated Revenue Remainder of 2021 2,595$ 2022 5,235 2023 5,324 2024 5,339 2025 5,413 Thereafter 9,596 Total 33,502$ Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 6    Our contractually committed revenue, for purposes of the tabular presentation above, is limited to service or commodity sale customer contracts which have fixed pricing, fixed volume terms, conditions, and include contracts with take-or-pay or minimum volume commitment payment obligations. Our contractually committed revenue amounts generally exclude, based on the following practical expedients that we elected to apply, remaining performance obligations for: (i) contracts with index- based pricing or variable volume attributes in which such variable consideration is allocated entirely to a wholly unsatisfied performance obligation and (ii) contracts with an original expected duration of one year or less. Contract Balances Under all of the Company’s service contracts, customers are invoiced at the beginning of the month immediately following the month in which service obligations have been satisfied, at which point payment is unconditional. In addition, customers are required to make payment on the invoice in the same month of receipt of that invoice, and the Company does not offer extended payment terms. Accordingly, the Company’s service contracts do not give rise to contract assets or liabilities under ASC 606. Fair Value of Financial Instruments Financial instruments of the Company consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. The carrying value of these financial instruments approximates fair value due to the short maturity or liquidation of these instruments. While the Company may occasionally measure certain assets and liabilities at fair value (such as in the case of measuring asset impairment or initial recording of acquisitions), the only assets and liabilities of the Company required to be stated on its Consolidated Balance Sheets at fair value (and therefore, remeasured on a recurring basis) are derivative assets and liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company may use a variety of valuation techniques and valuation inputs. A hierarchy for valuation inputs established by the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market rates obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's estimates about the assumptions market participants would use in the pricing of the asset or liability based on the best information available. The hierarchy is represented by three levels of valuation inputs based on their relative reliability: Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities to those being measured. Level 2 — Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Level 3 — Valuations that use significant unobservable inputs, in which there is little or no market data available, thus necessitating development of its own assumptions by the Company. The fair value determination of the interest rate swap is categorized as Level 2 as this valuation utilizes quoted prices in active markets obtained from independent third-party sources. Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 7    Note 3. Property and Equipment Property and equipment consisted of the following (in thousands): Estimated Useful Life (years) June 30, 2021 Construction in progress 60,147$ Land 8,119 Linefill 2,841 Pipelines and Rights of way 30 1,192,207 Surface Facilities 30 279,003 Total 1,542,317 Accumulated depreciation and amortization (93,582) Total property and equipment, net 1,448,735$ Furniture, fixtures and equipment 5 284$ IT hardware and Equipment 5 2,138 Leasehold improvements 5 35 Total 2,457 Accumulated depreciation and amortization (202) Total other property and equipment, net 2,255$ The Company recognized $23.9 million in depreciation expense for the period ended June 30, 2021. Construction in progress consists of assets under construction and not placed in service at the balance sheet date, principally consisting of additional pipeline construction. Costs related to projects during construction, including interest on funds borrowed to finance the construction of facilities are capitalized as construction in progress. For the period ended June 30, 2021, the Company capitalized interest of $0.2 million. Note 4. Equity Method Investment OMOG JV Holdings LLC, a wholly owned subsidiary of the Company, and a third party are parties to a joint venture that owns OMOG JV LLC (OMOG JV). Pursuant to the terms of OMOG JV’s limited liability agreement, each of the two owners have joint control over the joint venture. Although the Company does not control OMOG JV, the Company has significant influence over OMOG JV and thus accounts for its ownership interest in OMOG JV using the equity method of accounting. Under this method, an investment is carried at acquisition cost, plus the Company’s share of equity in undistributed earnings or losses since acquisition, less distributions received. Note 5. Intangible Assets Intangible assets consist of customer contracts acquired in connection with business combinations in the amount of $2.2 billion. These intangibles are fair valued as of the date of acquisition. The Company amortizes these contracts over the useful life of 20 years. Total amortization expense for the period ended June 30, 2021 was $55.0 million. As of June 30, 2021, the carrying value of intangible assets was $2.0 billion and accumulated amortization was $229.3 million, respectively. Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 8    Intangible assets are evaluated for potential impairment when events or circumstances occur and indicate that the recorded carrying value of the intangible asset may not be recoverable. Should the review indicate that the carrying value of the intangibles will not be fully recoverable, the excess of the carrying value over the fair value of the intangibles would be recognized as an impairment. No impairment was recorded for the period ended June 30, 2021. The future expected amortization expense for the Company’s customer contracts as of June 30, 2021, are as follows (in thousands): Remainder of 2021 55,035$ 2022 110,069 2023 110,069 2024 110,069 2025 110,069 Thereafter 1,476,747 Total 1,972,058$   Note 6. Long-Term Debt and Revolving Debt  Term Loan On May 22, 2019, the Company entered into a Term Loan agreement with Barclays Bank PLC (“Term Loan”) that provided the Company with an aggregate principal amount of $1.5 billion. Proceeds from the Term Loan were paid directly to the Sellers as part of the Oryx Acquisition on May 22, 2019. The Company incurred $55.2 million in fees and original issuance discounts in connection with the closing of the Term Loan, which are deferred, and are being amortized over the life of the facility. The initial term of the Term Loan is seven years and bears interest at LIBOR plus a base rate of 4.00% per annum. As calculated under the terms of the Term Loan Agreement, the weighted average interest rate was 4.126% for the period ended June 30, 2021. The Term Loan requires quarterly principal payments of $3.75 million with the remainder of balance payable at maturity. The Term Loan is secured by all personal property and material real property of the Company. The Term Loan contains customary financial covenants, both affirmative and negative, that may cause the lenders to accelerate the maturity date of the amounts owed. The Company was in compliance with these covenants as of June 30, 2021. Revolving Credit Facility On May 22, 2019, the Company entered into a revolving credit agreement with Barclays Bank PLC (“Revolver”) that provided the Company with a borrowing capacity up to $150.0 million. The initial term of the Revolver is five years and bears interest at LIBOR plus a base annualized rate of 3.25%. The weighted average interest rate was 3.365% for the period ended June 30, 2021. The Company will pay a letter of credit fee of 3.25%, a fronting fee of 0.13%, and a commitment fee on the unused portion of the revolving credit commitments. The commitment fee shall be (a) 0.50% until the Company delivers a compliance certificate demonstrating a net first lien leverage ratio no greater than 4.50:1.00 and (b) 0.375% thereafter. The Revolver is secured by all personal property and material real property of the Company. Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 9    The Company’s remaining available capacity, less letter of credit outstanding of $50.0 million, is $100.0 million as of June 30, 2021. Additional Debt Disclosures On May 24, 2019, the Company entered into an $1.3 billion interest rate swap contract (“Interest Rate Swap”) with Barclays Bank PLC effective May 31, 2019 and terminating on May 31, 2022. The contract hedged our LIBOR-based interest rate on a portion of debt at a fixed 2.03% for the term of the contract. On March 19, 2020, the Company amended the swap contract to hedge the portion of debt to a revised fixed interest rate of 1.62% that expires on May 31, 2024. The Company did not designate the interest rate swap as a hedging instrument for accounting purposes and, thus, the realized and unrealized gains and losses are recognized as interest expense during the period incurred. Deferred financing costs are capitalized and amortized along with discounts as interest expense under the effective interest method over the term of the related debt. The unamortized balance of deferred loan costs and original issue discount of $38.2 million as of June 30, 2021 is reflected as a reduction of the carrying value of long-term debt on the Consolidated Balance Sheet. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that as a result of its not having access to input data necessary to calculate LIBOR settings on a representative basis beyond the intended cessation dates, it would cease publication of LIBOR. The Company is currently evaluating alternatives as provided for within the related debt and swap agreements which use LIBOR as a rate, and to the extent these interest rates increase, our interest expense will increase, which could adversely affect our financial condition, operating results and cash flows. See Note 9 for subsequent events related to debt. Note 7. Commitments, Contingencies, and Factors Which May Affect Future Operations In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from federal, state and local environmental, health and safety laws and regulations and third party litigation. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company. Since the Company’s customers major products are commodities, changes in the prices of crude oil and related byproducts could affect the level of drilling activity in the area surrounding our assets base which in turn could adversely affect the amount of volumes we gather and transport through our systems, and the results of the Company’s operations in any particular year. The COVID-19 pandemic and related economic repercussions have created significant volatility, uncertainty, and turmoil in the oil and natural gas industry. Oil demand has significantly deteriorated as a result of the virus outbreak and corresponding preventative measures taken around the world to mitigate the spread of the virus. The implications of the decrease in global demand for oil, coupled with the general oversupply, may have further negative effects on the Company’s business, such as lower throughput volumes being transported through the pipeline due to less drilling. The extent of the additional impact on the Company’s industry and its business cannot be reasonably predicted at this time. The Company’s liquidity is dependent on its operating performance, which is closely related to market conditions in the oil and gas industry, and its source of financing. Exhibit 99.2

Oryx Midstream Holdings LLC and Subsidiaries Notes to Unaudited Condensed Consolidated Financial Statements 10    Note 8. Related Party Transactions In August 2020, the Company entered into an agreement with OMOG JV to buy crude oil. As of June 30, 2021, the Company had a payable for $4.2 million which is included in “Accrued expenses” on the Consolidated Balance Sheets. Cost of goods sold recognized with this affiliate totaled $18.1 million for the period ended June 30, 2021. The Company incurred compensation expense related to a management services arrangement with Cadence Services LLC which provides various payroll related services. The Company was allocated $10.1million in management fees from Cadence Services LLC for the period ended June 30, 2021. These amounts are included in “Compensation expense” in the Consolidated Statement of Operations. The Company is reimbursed by Cadence Services LLC for third-party costs such as outside professional services, licensing, and permitting fees, and costs and expenses for travel, as well as salaries, taxes, and employment-related taxes. The Company had less than $0.1 million in reimbursables from Cadence Services LLC as of June 30, 2021. These balances are included in “Accounts receivable – related party” on the Consolidated Balance Sheet. Note 9. Subsequent Events On October 5, 2021, but effective as of October 1, 2021, Middle Cadence closed and entered into a joint venture agreement (“Plains Joint Venture”) with Plains Pipeline, L.P. (“Plains”) whereby Middle Cadence contributed all of its ownership interests in the Company and Plains contributed certain assets owned in the Permian Basin. Plains Oryx Permian Basin LLC (“POPB”) was created to hold all of the contributed assets which is controlled and operated by Plains. The Plains Joint Venture includes all of the Company’s Permian Assets and a majority of Plains’ assets in the Permian. The Plains Joint Venture is owned 65% by Plains and 35% by Oryx Midstream Services Permian Basin LLC, a newly formed and wholly-owned subsidiary of Middle Cadence. Concurrent with the entrance into the Plains Joint Venture, the Company’s Term Loan with Barclays Bank PLC was repaid using proceeds from a new $1.6 billion term loan from Barclays Bank PLC to Oryx Midstream Services Permian Basin LLC. The Revolver was also closed as part of the Plains Joint Venture; the Interest Rate Swap was novated to Oryx Midstream Services Permian Basin LLC as part of the settlement of the Term Loan. The Company has evaluated subsequent events for potential recognition and/or disclosure through December 14, 2021, the date the Condensed Consolidated Financial Statements were available to be issued. Exhibit 99.2